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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  DECEMBER 19, 1997
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                           NATIONAL DATA CORPORATION
            (Exact name of registrant as specified in its charter)


         DELAWARE                   001-12392                   58-977458
(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)            Identification No.)


                              NATIONAL DATA PLAZA
                          ATLANTA, GEORGIA 30329-2010
                    (Address of Principal Executive Offices)


                                  404-728-2000
              (Registrant's telephone number, including area code)

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Item 2.  Acquisition or Disposition of Assets.

   On December 19, 1997, National Data Corporation ("NDC" or, the "Company") acquired Physician Support Systems, Inc. ("PSS"). On October 14, 1997, a definitive agreement was announced under which NDC would acquire PSS. Under the terms of the agreement, NDC issued 4,237,784 shares of the Company's common stock to complete the acquisition.

   PSS was acquired through the merger of PSS with and into a subsidiary of the Company. PSS is the surviving corporation and became a wholly-owned subsidiary of the Company. The acquisition will be accounted for using the pooling of interests method of accounting.

   Approval of the PSS transaction required the affirmative vote of the holders of a majority of the shares of PSS Common Stock present in person or represented by proxy at a special meeting of the PSS stockholders held on December 19, 1997 (the "PSS Special Meeting"). The PSS Common stockholders approved the transaction at the PSS Special Meeting.

   PSS is a leading provider of business management services to health care providers, providing services to over 350 hospitals and 6,000 physicians throughout the U.S. The Company intends to continue the same or similar use of the assets of PSS.
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Item 7.  Financial Statements, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of the Businesses Acquired.

     The financial statements of Physician Support Systems, Inc. are not included in this report but will be filed in an amendment to this Report not later than 60 days after the date this Report is filed.

(b)  Pro Forma Financial Information.

     The pro forma financial information for the acquisition of Physician Support Systems, Inc. is not included in this report but will be filed in an amendment to this Report not later than 60 days after the date this Report is filed.


(c)  Exhibits.

     2.1 Agreement and Plan of Merger, dated as of October 14, 1997 (filed as Annex A to the Proxy Statement/Prospectus filed as part of the Company's Registration Statement on Form S-4 (Registration No. 333-40153) and incorporated herein by reference).
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       National Data Corporation
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                                             (Registrant)



Date:  January 5, 1998                 By: /s/ E. Michael Ingram
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                                           E. Michael Ingram
                                           Senior Vice President, General
                                           Counsel and Secretary